PAGE 1
IDS Discovery Fund
1995 annual report
(prospectus enclosed)

(icon of) ship

The goal of IDS Discovery Fund, Inc. is long-term growth of capital. The fund invests primarily in common stocks of small- and medium-size growth companies.

(This annual report includes a prospectus that describes in detail the fund's objective, investment policies, risks, sales charges, fees and other matters of interest. Please read the prospectus carefully before you invest or send money.)

Distributed by American Express Financial Advisors Inc.
PAGE 2
(icon of) ship

Your piece of the future

Glance through current business magazine and newspaper articles on the fastest-growing companies in America -- and you'll find many of the stocks that Discovery Fund owns. The fund seeks small to medium-size firms at the forefront of rapidly growing markets or industries. From high-tech companies in computer networking or biotechnology to firms that have found new ways to make, manage or market traditional products and services, these are the companies that are creating jobs and reshaping U.S. industry today. PAGE 3
Contents

(Icon of) One open book inside of another.

The purpose of this annual report is to tell investors how the fund performed.

The prospectus, which is bound into the middle of this annual report, describes the fund in detail.

1995 annual report

From the president                                  4
From the portfolio manager                          4
Ten largest holdings                                6
Making the most of your fund                        7
Long-term performance                               8
Independent auditors' report                        9
Financial statements                               10
Notes to financial statements                      13
Investments in securities                          24
IDS mutual funds                                   28
Federal income tax information                     31

1995 prospectus

The fund in brief
Goal                                               3p
Types of fund investments and their risks          3p
Proposed conversion to master/feeder structure     3p
Manager and distributor                            3p
Portfolio manager                                  3p
Alternative sales arrangements                     3p

Sales charge and fund expenses                     4p

Performance
Financial highlights                               6p
Total returns                                      7p
Key terms                                          9p

Investment policies and risks
Facts about investments and their risks           11p
Valuing assets                                    15p

How to buy, exchange or sell shares
Alternative sales arrangements                    16p
How to buy shares                                 19p
How to exchange shares                            22p
How to sell shares                                23p
Reductions and waivers of the sales charge        28p

Special shareholder services
Services                                          32p
Quick telephone reference                         32p

PAGE 4
Distributions and taxes
Dividend and capital gain distributions           33p
Reinvestments                                     33p
Taxes                                             34p

How the fund is organized
Shares                                            37p
Voting rights                                     37p
Shareholder meetings                              37p
Special considerations regarding master/feeder
   structure                                      37p
Directors and officers                            39p
Investment manager and transfer agent             41p
Distributor                                       43p

About American Express Financial Corporation
General information                               45p

Appendix
Description of derivative instruments             46p

(This annual report is not part of the prospectus.)
PAGE 5
To our shareholders

(photo of) William R. Pearce
President of the Fund

From the president

As I indicated in the fund's previous reports, new agreements between the fund and American Express Financial Corporation (AEFC) were approved by shareholders in November 1994. The new agreements became effective when the fund began offering multiple classes of shares on March 20, 1995.

The advantage of offering more than a single class of shares is that investors may choose how they wish to pay sales charges. A portion of these charges compensates your American Express financial advisor (formerly called your IDS planner), who is committed to providing you with outstanding services.

Adding new classes of mutual fund shares does make the presentation of financial information in this report more complex. However, we will continue our effort to make the reports easier to read and understand. Meanwhile, your American Express financial advisor is available to answer your questions.

(reproduced signature)
William R. Pearce

(photo of) Kurt Winters
Portfolio Manager

From the portfolio manager

After slumping during most of last year, small-company growth stocks made a comeback in 1995, enabling IDS Discovery Fund to turn in a total-return gain of 27.6% for Class A for its fiscal year (August 1994 through July 1995). Much of the return was achieved during the final months of the fiscal year.

That also was an excellent period for the overall stock market, which went on an impressive sustained march that was led by large-capitalization growth stocks, particularly those in the technology sector.

You may recall that in the semiannual report, I noted that, as the fund's new portfolio manager, I planned to make changes to the portfolio. Those changes included emphasizing stocks of smaller companies ("small-caps"), reducing the number of stocks and broadening the industries represented in the portfolio.

This portfolio restructuring required that a substantial number of stocks be sold. As a result, the median market capitalization of the companies held in the portfolio was reduced from $1.3 billion to $500 million. (The market capitalization of a company is the price per share of its stock multiplied by the total number of shares outstanding.) Put another way, the average size of the companies owned by the fund is now less than half of what it used to be.
PAGE 6
Also, the number of companies whose stock is owned by the fund has fallen from 180 to 60. Many of the stocks we sold were those of companies in the technology and health-care industries.

Broadening the exposure

Lastly, to reinvest the money raised by selling so many stocks, and to quickly broaden the industry exposure of the portfolio, I elected to purchase contracts in the futures and options markets. This seemed to me to be a wiser course of action than chasing rapidly rising and illiquid, individual small-cap securities during the final five months of the fiscal year. The fund realized substantial benefits from those futures and options, which are forms of derivatives. As the market became more stable and investment opportunities were identified, some of these derivative contracts will be closed, and a higher percentage of the fund's assets will be invested in stocks.

(It is worth noting that the fund is required to have cash reserves to offset long futures positions. Accordingly, the fund holds a large position in short-term securities to meet this requirement.)

I intend to maintain a relatively broad industry and economic exposure in the portfolio, which I believe will be a long-term plus. Breadth should help the fund better withstand periods of poor stock performance -- an important and inevitable factor in the small-cap arena.

The basic reason for the changes was to position the fund to perform more effectively in the long term for investors looking for capital appreciation from a small-cap fund. I hope investors share my enthusiasm for what I believe will be an exciting and profitable future.

(reproduced signature)
Kurt Winters

Class A
12-month performance
(All figures per share)
Net asset value (NAV)
July 31, 1995        $13.16
July 31, 1994        $10.33
Increase             $ 2.83

Distributions
Aug. 1, 1994 - July 31, 1995
From income          $   --
From capital gains   $ 0.03
From distributions   $ 0.03

Total return**       +27.6% ***

PAGE 7
Class B
March 20, 1995 - July 31, 1995
(All figures per share)
Net asset value (NAV)
July 31, 1995        $13.12
March 20, 1995*      $11.31
Increase             $ 1.81

Distributions
March 20, 1995* - July 31, 1995
From income          $   --
From capital gains   $   --
From distributions   $   __

Total return**       +16.0% ***

Class Y
March 20, 1995 - July 31, 1995
(All figures per share)
Net asset value (NAV)
July 31, 1995        $13.17
March 20, 1995*      $11.31
Increase             $ 1.86

Distributions
March 20, 1995* - July 31, 1995
From income          $   --
From capital gains   $   --
From distributions   $   __

Total return**       +16.4% ***

  * Inception date.
 ** The prospectus discusses the effects of sales charges, if any, on the various classes.
*** The total return is a hypothetical investment in the fund with all distributions reinvested.

(This annual report is not part of the prospectus.)
PAGE 8

     IDS Discovery Fund, Inc.
     Your fund's ten largest holdings

(Pie Chart) The ten holdings listed here make up 20.52% of the fund's net assets.
_____________________________________________________________________________________
                                                 Percent                Value
                                         (of fund's net assets) (as of July 31, 1995)
____________________________________________________________________________________
Horizon Healthcare                                   2.62                $20,362,500
The company operates long-term care centers
and provided a broad range of health care
services, including nursing, rehabilitation
and other therapies, institutional pharmacy
services, specialty care to Alzheimer's
patients and subacute care.

Wabash Natl                                          2.54                 19,812,500
Designer, manufacturer, and marketer of
standard and customized truck trailers, including
dry freight vans, refrigerated trailers and
intermodal vehicles. The company is now the
largest trailer manufacturer in the United States
with a 15% market share, up from zero in 1985 when
the company was founded.

Mid Atlantic Medical Services                        2.21                 17,171,875
The largest health maintenance organization (HMO)
in Maryland, Virginia and Washington, D.C.

Cincinnati Milacron                                  2.11                 16,406,250
Manufacturer of plastics machinery, machine
tools,and industrial consumable products for
metalworking, as well as related computer controls
and software for factory automation.

Stewart & Stevenson                                  2.08                 16,203,125
A diversified manufacturer of turnkey electrical
powerplants, tactical vehicle systems for the
United States Army, and distributor of a variety
of machinery products.

Sterling Software                                    1.97                 15,375,000
A diversified computer software and service
company which operates three business lines:
enterprise software; electronic commerce, also
referred to as electronic data interchange; and
federal systems, which provides contract
programming for NASA and the like.

FTP Software                                         1.96                 15,225,000
The company designs, develops, markets, and
supports internetworking software products
that enable personal computer users to access
heterogeneous resources across local area,
enterprisewide, and global private and
public networks.

Tech Data                                            1.77                 13,750,000
The number three wholesale distributor of personal
computers, peripherals, networking products and
software. The customer base consists of value-added
resellers, corporate resellers and mass merchants.

Best Buy                                             1.67                 13,000,000
An innovative, low-cost operator in the consumer
electronics segment. The company is a discount
retailer of brand-name consumer electronics,
computer and home office equipment, major
appliances, photographic equipment and
entertainment software.

PLATINUM Technology                                  1.59                 12,375,000
The company develops, markets and supports software
and related educational programs and publications
for use with DB2, IBM's MVS mainframe relational
database management system.
/TABLE

PAGE 9
Making the most of your fund

Average annual total return
(as of July 31, 1995)

Class A
1 year              5 years             10 years
+21.24%             +10.90%             +11.55%

Total returns for Class A, Class B and Class Y for the period from March 20, 1995 to July 31, 1995 were +10.54, +11.00 and +16.44, respectively. March 20, 1995 was the inception date for Class B and Class Y. Total return for Class A is shown for comparative purposes. The performance of Class B and Class Y will vary from the performance of Class A based on differences in sales charges and fees.

Your investment and return values fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Figures reflect the deduction of the maximum sales charge as discussed in the prospectus. This was a period of widely fluctuating security prices. Past performance is no guarantee of future results.

Build your assets systematically

To keep your assets growing steadily, one of the best ways to use the fund is by dollar-cost averaging -- a time-tested strategy that can make market fluctuations work for you. To dollar-cost average, simply invest a fixed amount of money regularly. You'll automatically buy more shares when the fund's share price is low, fewer shares when it is high.

This does not ensure a profit or avoid a loss if the market declines. But, if you can continue to invest regularly through changing market conditions, it can be an effective way to accumulate shares to meet your long-term goals.

How dollar-cost averaging works

Month       Amount       Per-share      Number of shares purchased
            invested     market price
Jan         $100         $20            5.00
Feb          100          18            5.56
Mar          100          17            5.88
Apr          100          15            6.67
May          100          16            6.25
June         100          18            5.56
July         100          17            5.88
Aug          100          19            5.26
Sept         100          21            4.76
Oct          100          20            5.00

(footnotes to table) By investing an equal number of dollars each month...

(arrow in table pointing to April) you automatically buy more shares when the per share market price is low.

PAGE 10
(arrow in table pointing to August) and fewer shares when the per share market price is high.

You have paid an average price of only $17.91 per share over the 10 months, while the average market price actually was $18.10.


Your fund's long-term performance

Three ways to benefit from a mutual fund:

o your shares increase in value when the fund's investments do well

o you receive capital gains when the gains on investments sold by the fund exceed losses

o you receive income when the fund's stock dividends, interest and short-term gains exceed its expenses.

All three make up your total return. And you potentially can increase your investment if, like most investors, you reinvest your dividends and capital gain distributions to buy additional shares of the fund or another fund.

Class A*
How your $10,000 has grown in IDS Discovery Fund

Average annual total return
(as of July 31, 1995)
1 year    5 years   10 years           S&P 500
+21.24%   +10.90%   +11.55%          Stock Index
                                                            X
                                                       $29,846
                                                Discovery Fund

                     Lipper Small Co.
                    Growth Fund Index

X $9,500

'85   '86   '87   '88   '89   '90   '91   '92   '93   '94   '95

* The graph above is for Class A only. Class B and Class Y are not shown. Total returns for Class A, Class B and Class Y for the period from March 20, 1995 to July 31, 1995 were +10.54, +11.00,
+16.44, respectively. March 20, 1995 was the inception date for Class B and Class Y. Total return for Class A is shown for comparative purposes. The performance of Class B and Class Y will vary from the performance of Class A based on differences in sales charges and fees.

(The following three paragraphs appear in the margin next to the chart above:)

Assumes: -Holding period from 7/31/85 to 7/31/95. -Returns do not reflect taxes payable on distributions. -Also see "Performance" in the fund's current prospectus. -Reinvestment of all income and capital gain distributions for the fund, with a value of $11,258. PAGE 11
The Standard & Poor's 500 Stock Index, an unmanaged list of larger stocks, is frequently used as a general measure of market performance. However, the S&P 500 companies are generally larger than those in which Discovery Fund invests.

The Lipper Small Company Growth Fund Index includes 30 funds that are generally similar to Discovery Fund, although some funds in the index may have somewhat different investment policies or objectives.

On the graph above you can see how the fund's total return compared to two widely cited performance indexes, the S&P 500 and the Lipper Small Company Growth Fund Index. In comparing Discovery Fund to the two indexes, you should take into account the fact that the fund's performance reflects the maximum sales charge of 5%, while such charges are not reflected in the performance of the indexes. If you were actually to buy either individual stocks or growth mutual funds, any sales charges that you pay would reduce your total return as well.

Your investment and return values fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Average annual total return figures reflect the deduction of the maximum sales charge as discussed in the prospectus. This was a period of widely fluctuating security prices. Past performance is no guarantee of future results.

PAGE 12
Independent auditors' report
__________________________________________________________________
The board of directors and shareholders
IDS Discovery Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of IDS Discovery Fund, Inc. as of July 31, 1995, and the related statement of operations for the year then ended and the statements of changes in net assets for each of the years in the two-year period ended July 31, 1995, and the financial highlights for each of the years in the ten-year period ended July 31, 1995. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the custodian. As to securities purchased and sold but not received or delivered, we request confirmations from brokers, and where replies are not received, we carry out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of IDS Discovery Fund, Inc. at July 31, 1995, and the results of its operations for the year then ended and the changes in its net assets for each of the years in the two-year period ended July 31, 1995, and the financial highlights for the periods stated in the first paragraph above, in conformity with generally accepted accounting principles.



KPMG Peat Marwick LLP
Minneapolis, Minnesota
September 1, 1995

PAGE 13

             Financial statements

             Statement of assets and liabilities
             IDS Discovery Fund, Inc.
             July 31, 1995
____________________________________________________________________________________________
             Assets
____________________________________________________________________________________________
Investments in securities, at value (Note 1)
Investments in securities of unaffiliated issuers
   (identified cost $723,715,734)                                               $781,031,765
Investments in securities of affiliated issuers
   (identified cost $14,224,987)                                                  14,731,250
Receivable for investment securities sold                                          4,447,797
Variation margin receivable on futures contracts                                     840,000
Dividends and accrued interest receivable                                            545,694
____________________________________________________________________________________________
Total assets                                                                     801,596,506
____________________________________________________________________________________________
             Liabilities
____________________________________________________________________________________________
Disbursements in excess of cash on demand deposit                                  4,753,241
Payable for investment securities purchased                                       17,817,635
Accrued distribution fee                                                                 803
Accrued service fee                                                                   14,264
Accrued transfer agency fee                                                           15,230
Accrued administrative services fee                                                    4,684
Other accrued expenses                                                               170,439
Open option contracts written, at value
  (premium received $694,114)(Note 6)                                                563,480
____________________________________________________________________________________________
Total liabilities                                                                 23,339,776
____________________________________________________________________________________________
Net assets applicable to outstanding capital stock                              $778,256,730
____________________________________________________________________________________________
             Represented by
____________________________________________________________________________________________
Capital stock -- authorized 10,000,000,000 shares
  of $.01 par value;                                                            $    591,533
Additional paid-in capital                                                       561,235,089
Undistributed net investment income                                                3,966,275
Accumulated net realized gain (Note 1)                                           141,665,155
Unrealized appreciation (Note 4)                                                  70,798,678
____________________________________________________________________________________________
Total -- representing net assets applicable to
   outstanding capital stock                                                    $778,256,730
____________________________________________________________________________________________
Net assets applicable to outstanding shares:
                                         Class A                                $729,768,698
                                         Class B                                $  9,927,372
                                         Class Y                                $ 38,560,660
Net asset value per share of outstanding capital stock:
                                         Class A shares  55,468,404             $      13.16
                                         Class B shares     756,408             $      13.12
                                         Class Y shares   2,928,532             $      13.17
See accompanying notes to financial statements.
/TABLE

PAGE 14

             Financial statements

             Statement of operations
             IDS Discovery Fund, Inc.
             Year ended July 31, 1995
____________________________________________________________________________________________
             Investment income
____________________________________________________________________________________________
Income:
     Interest                                                                   $  8,237,352
     Dividends (net of foreign taxes withheld
       of $10,799)                                                                 2,223,925
____________________________________________________________________________________________
Total income                                                                      10,461,277
____________________________________________________________________________________________
Expenses (Note 2):
Investment management services fee                                                 3,600,724
Distribution fee
   Class A                                                                           342,543
   Class B                                                                            12,716
Transfer agency fee                                                                1,370,504
Incremental transfer agency fee - Class B                                                443
Service fee
   Class A                                                                           432,564
   Class B                                                                             2,967
Administrative services fee                                                          144,320
Compensation of directors                                                             10,002
Compensation of officers                                                               7,522
Custodian fees                                                                       138,901
Postage                                                                              149,226
Registration fees                                                                    170,212
Reports to shareholders                                                               67,414
Audit fees                                                                            24,500
Administrative                                                                         5,906
Other                                                                                 13,443
____________________________________________________________________________________________
Total expenses                                                                     6,493,907
____________________________________________________________________________________________
Investment income -- net                                                           3,967,370
____________________________________________________________________________________________
             Realized and unrealized gain -- net
____________________________________________________________________________________________
Net realized gain on security and foreign currency
  transactions (including loss of $1,166 from foreign
  currency transaction)(Note 3)                                                  123,307,172
Net realized loss on sale of affiliated securities                                (1,251,561)
Net realized gain on closed stock index futures
  contracts (Note 4)                                                              11,039,587
Net realized gain on closed or expired option
  contracts written (Note 6)                                                       8,908,223
____________________________________________________________________________________________
Net realized gain on investments and foreign currency                            142,003,421
Net change in unrealized appreciation or depreciation                             17,500,050
____________________________________________________________________________________________
Net gain on investments and foreign currency                                     159,503,471
____________________________________________________________________________________________
Net increase in net assets resulting from operations                            $163,470,378
____________________________________________________________________________________________
See accompanying notes to financial statements.
/TABLE

PAGE 15

             Financial statements

             Statements of changes in net assets
             IDS Discovery Fund, Inc.
             Year ended July 31,
____________________________________________________________________________________________
             Operations and distributions
                                                                    1995            1994
____________________________________________________________________________________________
Investment income (loss) -- net                                 $   3,967,370   $ (1,970,128)
Net realized gain on investments and
  foreign currency                                                142,003,421      7,782,215
Net change in unrealized appreciation
  or depreciation                                                  17,500,050    (38,905,761)
____________________________________________________________________________________________

Net increase (decrease) in net assets
  resulting from operations                                       163,470,84     (33,093,674)
____________________________________________________________________________________________
Distributions to shareholders from:
   Net realized gain
      Class A                                                     (1,459,261)    (19,913,775)
____________________________________________________________________________________________
             Capital share transactions (Note 5)
____________________________________________________________________________________________
Proceeds from sales
   Class A shares (Note 2)                                       319,261,555     238,713,182
   Class B shares                                                  9,122,076              --
   Class Y shares                                                 41,198,971              --
Reinvestment of distributions
  at net asset value
   Class A shares                                                  1,450,495      19,774,404
Payments for redemptions
   Class A shares                                               (269,336,702)   (127,923,797)
   Class B shares (Note 2)                                           (84,493)             --
   Class Y shares                                                 (7,973,466)             --
____________________________________________________________________________________________
Increase in net assets from capital
  share transactions                                              93,638,436     130,563,789
____________________________________________________________________________________________
Total increase in net assets                                     255,650,016      77,556,340

Net assets at beginning of period                                522,606,714     445,050,374
____________________________________________________________________________________________
Net assets at end of period (including undistributed net
  investment income of $3,966,907 and $0)                       $778,256,730    $522,606,714
____________________________________________________________________________________________
See accompanying notes to financial statements.
/TABLE

PAGE 16
Notes to financial statements
IDS Discovery Fund, Inc.
___________________________________________________________________
1. Summary of significant accounting policies

The fund is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. The fund offers Class A, Class B and Class Y shares. Class A shares are sold with a front-end sales charge. Class B shares, which the fund began offering on March 20, 1995, may be subject to a contingent deferred sales charge. Class B shares automatically convert to Class A after eight years. Class Y shares, which the fund also began offering on March 20, 1995, have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend, liquidation and other rights, and the same terms and conditions, except that the level of distribution fee, transfer agency fee, and service fee (class specific expenses) differs among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

Significant accounting policies followed by the fund are summarized below:

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price; securities for which market quotations are not readily available, including illiquid securities, are valued at fair value according to methods selected in good faith by the board of directors. Determination of fair value involves, among other things, reference to market indexes, matrixes and data from independent brokers. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Options transactions

In order to produce incremental earnings, protect gains, and facilitate buying and selling of securities for investment purposes, the fund may buy or write options traded on any U.S. or foreign exchange or in the over-the-counter market where the completion of the obligation is dependent upon the credit standing of the other party. The fund also may buy and sell put and call options and write covered call options on portfolio securities and may write cash-secured put options. The risk in writing a call option is that the fund gives up the opportunity of profit if the market price of the security increases. The risk in writing a put option is that the fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the fund pays a premium whether or not the option PAGE 17 is exercised. The fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The fund will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

In order to gain exposure to or protect itself from changes in the market, the fund may buy and sell stock index futures contracts traded on any U.S. or foreign exchange. The fund also may buy or write put and call options on these contracts. Risks of entering into futures contracts and related options include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying security.

Upon entering into a futures contract, the fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The fund recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and
foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars at the closing rate of exchange. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement dates on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The fund is subject to the credit risk that the other party will not complete the obligations of the contract.
PAGE 18

Federal taxes

Since the fund's policy is to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders, no provision for income or excise taxes is required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of the deferral of losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, accumulated net realized gain has been increased by $1,559 and undistributed net investment income has been decreased by $1,095, resulting in a net reclassification adjustment to decrease additional paid-in-capital by $464.

Dividends to shareholders

An annual dividend declared and paid at the end of the calendar year from net investment income is reinvested in additional shares of the fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including level-yield amortization of premium and discount, is accrued daily.
___________________________________________________________________
2. Expenses and sales charges

Under terms of a prior agreement that ended March 19, 1995, the fund paid AEFC a fee for managing its investments, recordkeeping and other specified services. The fee was a percentage of the fund's average daily net assets consisting of a group asset charge in reducing percentages from 0.46% to 0.32% annually on the combined net assets of all non-money market funds in the IDS MUTUAL FUND GROUP and an individual annual asset charge of 0.23% of average daily net assets. The fee was adjusted upward or downward by a performance incentive adjustment based on the fund's average daily net assets over a rolling 12-month period as measured against the change in the Lipper Small Company Growth Fund Index. The maximum adjustment is 0.12% of the fund's average daily net assets after deducting 1% from the performance difference. If the PAGE 19 performance difference is less than 1%, the adjustment will be zero. The adjustment decreased the fee by $454,430 for the year ended July 31, 1995.

Also under the terms of a prior agreement, the fund paid AEFC a distribution fee at an annual rate of $6 per shareholder account and a transfer agency fee at an annual rate of $15 per shareholder account. The transfer agency fee was reduced by earnings on monies pending shareholder redemptions.

Effective March 20, 1995, when the fund began offering multiple classes of shares, the fund entered into agreements with AEFC for managing its portfolio, providing administrative services and serving as transfer agent as follows: Under its Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the fund's daily net assets in reducing percentages from 0.64% to 0.515% annually. Under an Administrative Services Agreement, the fund pays AEFC for administration and accounting services at a percentage of the fund's average daily net assets in reducing percentages from 0.06% to 0.035% annually.

Under a separate Transfer Agency Agreement, AEFC maintains shareholder accounts and records. The fund pays AEFC an annual fee per shareholder account for this service as follows:

o Class A $15
o Class B $16
o Class Y $15

Also effective March 20, 1995, the fund entered into agreements with American Express Financial Advisors Inc. for distribution and shareholder servicing-related services as follows: Under the Plan and Agreement of Distribution, the fund pays a distribution fee at an annual rate of 0.75% of the fund's average daily net assets attributable to Class B shares for distribution-related services.

Under a Shareholder Service Agreement, the fund pays a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.175% of the fund's average daily net assets attributable to Class A and Class B shares.

AEFC will assume and pay any expenses (except taxes and brokerage commissions) that exceed the most restrictive applicable state expense limitation.

Sales charges by American Express Financial Advisors Inc. for distributing fund shares were $3,248,785 for Class A and $480 for Class B for the year ended July 31, 1995. The fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

The fund has a retirement plan for its independent directors. Upon retirement, directors receive monthly payments equal to one-half of the retainer fee for as many months as they served as directors up PAGE 20 to 120 months. There are no death benefits. The plan is not funded but the fund recognizes the cost of payments during the time the directors serve on the board. The retirement plan expense amounted to $3,925 for the year ended July 31, 1995.
___________________________________________________________________
3. Securities transactions

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $1,015,781,256 and
$1,133,031,994, respectively, for the year ended July 31, 1995.
Realized gains and losses are determined on an identified cost basis.

Brokerage commissions paid to brokers affiliated with AEFC were $220,073 for the year ended July 31, 1995.

Income from securities lending amounted to $48,914 for the year ended July 31, 1995. The risks to the fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.
___________________________________________________________________
4. Stock index futures contracts

Investments in securities at July 31, 1995, included securities valued at $16,650,000 that were pledged as collateral to cover initial margin deposits on 1,400 purchase contracts. The market value of the open contracts at July 31, 1995, was $211,650,000 (27% of the fund's net assets as of July 31, 1995) with a $12,845,750 unrealized gain. To cover these long futures positions, the fund maintains short-term securities amounts at least equal to the market value of the outstanding contracts.

6. Capital share transactions

Transactions in shares of capital stock for the periods indicated are as follows:

___________________________________________________________________

                          Period ended July 31, 1995   Year ended
                                                         7/31/94
                         Class A   Class B*  Class Y*    Class A
__________________________________________________________________
Sold                   28,277,355  763,482  3,603,336   20,596,481
Issued for reinvested
 distributions            130,627       --         --    1,654,348
Redeemed              (23,508,861)  (7,074)  (674,804) (10,838,537)
__________________________________________________________________
Net increase            4,899,121  756,408  2,928,532   11,412,292
__________________________________________________________________
*Inception date was March 20, 1995.
/TABLE

PAGE 21
___________________________________________________________________
6. Option contracts written

The number of contracts and premium amounts associated with options contracts written is as follows:

                            Year ended July 31, 1995
_________________________________________________________________
                        Puts                       Calls
_________________________________________________________________
               Contracts      Premium      Contracts      Premium
_________________________________________________________________
July 31, 1994        --   $        --            --   $        --
Opened          135,891    10,636,826       127,377    16,236,671
Closed          (73,555)   (5,883,970)      (75,440)   (9,569,977)
Expired         (36,970)   (2,289,684)      (14,248)     (763,347)
Exercised       (17,616)   (2,016,437)      (35,039)   (5,655,967)
_________________________________________________________________
July 31, 1995     7,750   $   446,735         2,650   $   247,380
_________________________________________________________________

___________________________________________________________________
7. Financial highlights

"Financial highlights" showing per share data and selected information is presented on page 6 of the prospectus.
PAGE 22

<CATION>
                        Investments in securities

                        IDS Discovery Fund, Inc.           (Percentages represent value of
                        July 31, 1995                  investments compared to net assets)

Investments in securities of unaffiliated issuers
__________________________________________________________________________________________

Common stocks (61.5%)
__________________________________________________________________________________________

Issuer                                                      Shares              Value(a)
___________________________________________________________________________________________
Banks and savings & loans (0.8%)
Roosevelt Financial                                          425,000          $   6,547,656
___________________________________________________________________________________________
Communications equipment (1.4%)
Applied Innovation                                            75,000 (b)          4,706,250
PairGain Technologies                                        240,000 (b)          6,360,000
                                                                               ____________
Total                                                                            11,066,250
___________________________________________________________________________________________
Computers & office equipment (17.3%)
Broadway & Seymour                                           375,000 (b)         10,218,750
Exabyte                                                      450,000 (b)          7,143,750
FTP Software                                                 525,000 (b)         15,225,000
Intersolv                                                    375,000 (b)          9,328,125
Intl Imaging Materials                                       339,000 (b)          7,415,625
Landmark Graphics                                            250,000 (b)          6,875,000
Manugistics Group                                            120,300 (b)          1,834,575
Network Peripherals                                          500,000 (b)          9,750,000
Planar Systems                                               180,000 (b)          3,780,000
PLATINUM technology                                          500,000 (b)         12,375,000
Sanmina                                                      225,000 (b)         10,800,000
Sterling Software                                            375,000 (b)         15,375,000
System Software                                              500,000             11,125,000
Tech Data                                                  1,000,000 (b)         13,750,000
                                                                                ___________
Total                                                                           134,995,825
___________________________________________________________________________________________
Electronics (8.2%)
Credence Systems                                             150,000 (b)          5,250,000
Elsag Bailey Process Auto N.V.                               225,000 (b)          6,103,125
Fusion Systems                                               255,000 (b)          7,905,000
GaSonics Intl                                                137,500 (b)          4,675,000
GTI                                                          400,000 (b)          7,100,000
Methode Electronics Cl A                                     130,000              2,892,500
Micro-chip                                                   225,000 (b,c)        8,662,500
Sterling Electronics                                         300,000 (b)          5,212,500
Symbol Technologies                                          200,000 (b)          7,625,000
Zilog                                                        175,000 (b)          8,050,000
                                                                               ____________
Total                                                                            63,475,625
___________________________________________________________________________________________
Energy (3.2%)
Devon Energy                                                350,000               6,868,750
Nuevo Energy                                                200,000 (b)           4,775,000
Parker & Parsley Petroleum                                  325,000               6,296,875
Pogo Producing                                              300,000               6,637,500
                                                                               ____________
Total                                                                            24,578,125
___________________________________________________________________________________________
Energy equipment & services (0.9%)
Input/Output                                                175,000 (b)           7,306,250
___________________________________________________________________________________________
Health care (1.8%)
Sunrise Medical                                             250,000 (b)           6,843,750
Ventritex                                                   425,000 (b)           6,773,437
                                                                               ____________
Total                                                                            13,617,187
___________________________________________________________________________________________
Health care services (6.8%)
Community Health Systems                                    225,000 (b)           8,831,250
Horizon Healthcare                                          900,000 (b,c)        20,362,500
Mid Atlantic Medical Services                               875,000 (b)          17,171,875
Sierra Health Services                                      250,000 (b)           6,625,000
                                                                               ____________
Total                                                                            52,990,625
PAGE 23
___________________________________________________________________________________________
Industrial equipment & services (5.6%)
ADFlex Solutions                                            175,000 (b)           4,900,000
Cincinnati Milacron                                         525,000 (h)          16,406,250
Greenfield Industies                                        200,000               5,850,000
Stewart & Stevenson                                         425,000              16,203,125
                                                                               ____________
Total                                                                            43,359,375
___________________________________________________________________________________________
Industrial transportation (4.1%)
Landstar System                                             175,000 (b)           5,250,000
TNT Freightways                                             325,000               7,150,000
Wabash Natl                                                 500,000 (c)          19,812,500
                                                                               ____________
Total                                                                            32,212,500
___________________________________________________________________________________________
Insurance (2.6%)
HCC Insurance Holdings                                      200,000 (b)           5,500,000
NAC Re                                                      268,500               9,867,375
PXRE                                                        175,000               4,528,125
                                                                               ____________
Total                                                                            19,895,500
___________________________________________________________________________________________
Metals (1.7%)
Birmingham Steel                                            489,200               9,539,400
Stillwater Mining                                           150,000 (b)           3,750,000
                                                                               ____________
Total                                                                            13,289,400
___________________________________________________________________________________________
Paper & packaging (1.2%)
Shorewood Packaging                                         534,200 (b)           9,348,500
___________________________________________________________________________________________
Restaurants & lodging (0.8%)
Red Lion Inns LP                                            282,000 (b)           5,992,500
___________________________________________________________________________________________
Retail (2.7%)
Best Buy                                                    500,000 (h)          13,000,000
Gymboree                                                    250,000 (b)           7,718,750
                                                                               ____________
Total                                                                            20,718,750

___________________________________________________________________________________________
Utilities - electric (0.8%)
KENETECH                                                    550,000 (b)           6,600,000
___________________________________________________________________________________________
Utilities - telephone (0.7%)
Intermedia Communications of Florida                        325,000 (b)           5,159,375
___________________________________________________________________________________________
Foreign (0.9%)
Sceptre Resources                                         1,200,000 (b,d)         7,228,916
___________________________________________________________________________________________
Total common stocks
(Cost: $422,116,792)                                                           $478,382,359
___________________________________________________________________________________________

Bonds (2.8%)
___________________________________________________________________________________________
Issuer and
coupon rate                                              Principal                Value(a)
                                                          amount
___________________________________________________________________________________________
Banco Nacional de Mexico Euro
  (U.S. Dollar)
  7% Cv 1999                                            $ 5,000,000 (d,e)      $  4,000,000
  7% Cv 1999                                             10,000,000 (d,e)         7,925,000
Boston Chicken
   4.5% Cv 2004                                          10,000,000              10,000,000
___________________________________________________________________________________________
Total bonds
(Cost: $18,914,636)                                                            $ 21,925,000
___________________________________________________________________________________________

PAGE 24

Options purchased (0.6%)
_________________________________________________________________________________________
Issuer                             Number       Exercise       Expiration         Value(a)
                                of contracts     price           date
__________________________________________________________________________________________
Put
Atmel                                1,750        $35          Aug. 95         $    16,406
Informix                             3,000         15          Aug. 95              18,750
Russell                              7,000         90          Dec. 95           4,506,250
Silicon Graphics                     1,750         30          Aug. 95              10,938
Zilog                                1,750         30          Sep. 95              10,937
__________________________________________________________________________________________
Total options purchased
(Cost: $6,497,683)                                                            $  4,563,281
__________________________________________________________________________________________

Short-term securities (35.5%)
__________________________________________________________________________________________
Issuer                              Annualized       Amount                     Value(a)
                                     yield on       payable at
                                      date of        maturity
                                     purchase
___________________________________________________________________________________________

U.S. government agencies (1.9%)
Federal Home Loan Bank
Disc Note
08-04-95                              5.77%       $10,000,000                  $  9,995,208
Federal Home Loan Mtge Corp
Disc Note
08-21-95                              5.68          5,000,000                     4,984,305
Federal Natl Mtge Assn
Disc Note
08-08-95                              5.68            200,000                       199,780
                                                                              _____________
Total                                                                            15,179,293
___________________________________________________________________________________________

Certificates of deposit (2.0%)
NBD Bank
09-29-95                              5.70          6,200,000                     6,199,387
Wachovia Bank
08-21-95                              5.75          9,000,000                     9,000,000
                                                                               ____________
Total                                                                            15,199,387
___________________________________________________________________________________________

Commercial paper (31.3%)
A.I. Credit
08-24-95                              5.75          5,500,000                     5,479,901
American General
08-22-95                              5.74          2,400,000                     2,392,020
Aon
09-22-95                              5.74          4,800,000                     4,757,919
Barclays US Funding
08-18-95                              5.76         10,000,000                     9,972,989
Bayshore Fuel
08-08-95                              5.99          1,600,000                     1,598,149
Cafco
08-11-95                              5.98          3,000,000 (f)                 2,995,058
08-23-95                              5.74          3,500,000                     3,487,808
09-12-95                              5.71          4,800,000                     4,765,703
Cargill
08-16-95                              5.76          2,900,000 (f)                 2,893,076
09-05-95                              5.75          1,600,000                     1,591,133
Ciesco LP
08-25-95                              5.74          3,400,000                     3,387,080
Coca-Cola
08-03-95                              6.01            700,000                       699,747
Colgate Palmolive
08-04-95                              6.01          3,300,000 (f)                 3,298,358
Commerzbank US Finance
08-17-95                              5.77         13,900,000                    13,864,539
Deutsche Bank Financial
09-11-95                              5.74          8,000,000                     7,944,210
Dresdner US Finance
08-14-95                              5.75          7,200,000                     7,185,128

PAGE 25
Household Finance
08-30-95                              5.76          6,800,000                     6,768,667
09-08-95                              5.77          5,000,000                     4,969,758
Illinois Tool Works
08-22-95                              5.76          5,000,000                     4,983,287
Lilly (Eli)
10-13-95                              5.70          7,500,000                     7,409,813
Lincoln Natl
08-10-95                              5.77          7,300,000 (f)                 7,289,524
Metlife Funding
08-07-95                              5.97          5,500,000                     5,493,730
Mobil Australia
Finance (Delaware)
08-31-95                              5.74            600,000 (f)                   597,155
Motorola
08-10-95                              5.72          7,100,000                     7,089,883
Natl Australia
Funding (Delaware)
08-09-95                              5.75          4,900,000                     4,893,772
09-15-95                              5.76          7,500,000                     7,446,422
Norfolk Southern
08-23-95                              5.74          8,000,000 (f)                 7,972,133
PACCAR Financial
08-01-95                              5.73          4,200,000                     4,200,000
09-18-95                              5.92          3,200,000                     3,173,399
Penney (JC) Funding
09-07-95                              5.76          7,500,000                     7,455,908
Pfizer
08-08-95                              6.00          4,400,000 (f)                 4,394,901
Reed Elsevier
08-14-95                              5.75          6,500,000 (f)                 6,486,574
08-15-95                              5.75          8,500,000 (f)                 8,481,092
08-18-95                              5.75          3,400,000 (f)                 3,390,816
Rohm & Haas Finance
08-09-95                              5.96            900,000                       898,814
08-31-95                              5.84          3,200,000                     3,182,555
St. Paul Companies
08-21-95                              5.75          1,700,000 (f)                 1,694,607
Siemens
08-17-95                              5.73          6,600,000                     6,583,280
Societe Generale North Amer
08-25-95                              5.94          4,000,000                     3,984,320
Southwestern Bell Capital
10-05-95                              5.68          4,000,000 (f)                 3,957,100
Toyota Motor Credit
08-16-95                              5.73          6,500,000                     6,484,563
08-17-95                              5.74          3,100,000                     3,092,133
Transamerica Finance
08-21-95                              5.76          9,600,000                     9,569,440
US WEST Communications
08-07-95                              5.99          3,000,000                     2,996,622
09-20-95                              5.97          6,100,000                     6,048,465
USL Capital
08-24-95                              5.76          5,900,000                     5,878,439
Wachovia Bank
08-02-95                              5.98         10,100,000                    10,100,000
                                                                               ____________
Total                                                                           243,279,990
___________________________________________________________________________________________

Letter of credit (0.3%)
First Chicago-
Commed Fuel
09-18-95                              5.74          2,523,000                     2,502,455
___________________________________________________________________________________________
Total short-term securities
(Cost: $276,186,623)                                                           $276,161,125
___________________________________________________________________________________________
Total investments in securities of unaffiliated issuers
(Cost: $723,715,734)                                                           $781,031,765
___________________________________________________________________________________________

/TABLE

PAGE 26

Investments in securities of affiliated issuers (g)
__________________________________________________________________________________________

Common stocks (1.9%)
___________________________________________________________________________________________

Issuer                                                      Shares              Value(a)
___________________________________________________________________________________________
Applied Voice Technology                                  525,000 (b)             7,612,500
Renaissance Solutions                                     425,000 (b)             7,118,750
___________________________________________________________________________________________
Total investments in securities of affiliated issuers
(Cost: $14,224,987)                                                            $ 14,731,250
___________________________________________________________________________________________
Total investments in securities
(Cost: $737,940,721)(i)                                                        $795,763,015
___________________________________________________________________________________________


Notes to investments in securities
___________________________________________________________________
(a) Securities are valued by procedures described in Note 1 to the financial statements.
(b) Presently non-income producing.
(c) At July 31, 1995, securities valued at $8,036,250 were held to cover open call options written as follows:

Issuer               Number of   Exercise  Expiration   Value(a)
                     contracts    price       date
________________________________________________________________
Horizon Healthcare     1,400        $22    Aug. 1995    $108,080
Micro-chip               750         40    Aug. 1995      89,775
Wabash Natl              500         40    Aug. 1995      26,563
                                                        ________
Total                                                   $224,418

At July 31, 1995, cash or short-term securities were designated to cover open put options written as follows:

Issuer               Number of   Exercise  Expiration   Value(a)
                     contracts    price       date
_________________________________________________________________

AnnTaylor Stores       2,000        $17    Aug. 1995    $ 75,000
Exabyte                2,000         12    Aug. 1995      18,750
FINOVA Group           1,000         35    Aug. 1995      18,750
Fusion Systems         1,000         30    Aug. 1995     100,000
Landstar System          750         30    Aug. 1995      65,625
Network Peripherals      500         17    Aug. 1995      25,000
PairGain Technologies    500         25    Aug. 1995      35,937
                                                        ________
Total                                                   $339,062

(d) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in the currency indicated.
(e) Represents a security sold under 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the board of directors.

PAGE 27
(f) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board of directors.
(g) Investments representing 5% or more of the outstanding voting securities of the issuer.
(h) Partially pledged as initial margin deposit on the following open stock index futures purchase contracts. (See Note 4 to the financial statements):

          Type of Security                   Contracts
          ________________                   _________
          Russell 2000, Sept. 1995               1,000
          Russell 2000, Dec. 1995                  400

(i) At July 31, 1995, the cost of securities for federal income tax purposes was $738,490,166 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

          Unrealized appreciation          $67,704,896
          Unrealized depreciation          (10,432,047)
          _____________________________________________

          Net unrealized appreciation       $57,272,849
          _____________________________________________

PAGE 28
IDS mutual funds

Cash equivalent investments

These money market funds have three main goals: conservation of capital, constant liquidity and the highest possible current income consistent with these objectives. Very limited risk.

IDS Cash Management Fund

Invests in such money market securities as high quality commercial paper, bankers' acceptances, certificates of deposits (CDs) and other bank securities.

(icon of) piggy bank

IDS Tax-Free Money Fund

Invests primarily in short-term bonds and notes issued by state and local governments to seek high current income exempt from federal income taxes.

(icon of) shield with piggy bank enclosed

Income investments

The funds in this group invest their assets primarily in corporate bonds or government securities to seek interest income. Secondary objective is capital growth. Risk varies by bond quality.

IDS Global Bond Fund

Invests primarily in debt securities of U.S. and foreign issuers to seek high total return through income and growth of capital.

(icon of) globe

IDS Extra Income Fund

Invests mainly in long-term, high-yielding corporate fixed-income securities in the lower rated, higher risk bond categories to seek high current income. Secondary objective is capital growth.

(icon of) cornucopia

IDS Bond Fund

Invests mainly in corporate bonds, at least 50% in the higher rated, lower risk bond categories, or the equivalent, and in government bonds.

(icon of) greek column

PAGE 29
IDS Selective Fund

Invests in high-quality corporate bonds and other highly rated debt instruments including government securities and short-term investments. Seeks current income and preservation of capital.

(icon of) skyline

IDS Federal Income Fund

Invests primarily in securities issued or guaranteed as to the timely payment of principal and interest by the U.S. government, its agencies and instrumentalities. Seeks a high level of current income and safety of principal consistent with its type of investments.

(icon of) federal building

Tax-exempt income investments

These funds provide tax-free income by investing in municipal bonds. The income is generally free from federal income tax. Risk varies by bond quality.

IDS High Yield Tax-Exempt Fund

Invests primarily in medium- and lower-quality municipal bonds and notes. Lower-quality securities generally involve greater risk of principal and income.

(icon of) shield with basket of apples enclosed

IDS State Tax-Exempt Funds
(CA, MA, MI, MN, NY, OH)

Invests primarily in high- and medium-grade municipal securities to provide income to residents of each respective state that is exempt from federal, state and local income taxes. (New York is the only state that is exempt at the local level.)

(icon of) shield with U.S. enclosed

IDS Tax-Exempt Bond Fund

Invests mainly in bonds and notes of state or local government units, with at least 75% in the four highest rated, lowest risk bond categories.

(icon of) shield with Greek column

IDS Insured Tax-Exempt Fund

Invests primarily in municipal securities that are insured as to the timely payment of principal and interest. The insurance feature minimizes credit risk of the fund but does not guarantee the market value of the fund's shares.

(icon of) shield with eagle head
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PAGE 30
Growth and income investments

These funds focus on securities of medium to large, well-established companies that offer long-term growth of capital and reasonable income from dividends and interest. Moderate risk.

IDS International Fund

Invests primarily in common stocks of foreign companies that offer potential for superior growth. The fund may invest up to 20% of its assets in the U.S. market.

(icon of) three flags

IDS Managed Retirement Fund

Invests in a combination of common stocks, fixed-income investments and money market securities to seek a maximum total return through a combination of growth of capital and current income.

(icon of) bird in a nest

IDS Equity Select Fund

Invests primarily in a combination of moderate growth stocks, higher-yielding equities and bonds. Seeks growth of capital and income.

(icon of) three apple trees

IDS Blue Chip Advantage Fund

Invests in selected stocks from a major market index. Securities purchased are those recommended by our research analysts as the best from each industry represented on the index. Offers potential for long-term growth as well as dividend income.

(icon of) ribbon

IDS Stock Fund

Invests in common stock of companies representing many sectors of the economy. Seeks current income and growth of capital.

(icon of) building with columns

IDS Equity Value Fund

Invests primarily in undervalued common stocks that offer potential for growth of capital and income.

(icon of) three growing flowers
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PAGE 31
IDS Utilities Income Fund

Invests primarily in the stocks of public utility companies to seek high current income and growth of income and capital with reduced volatility.

(icon of) electrical cord

IDS Diversified Equity Income Fund

Invests primarily in high-yielding common stocks to seek high current income and, secondarily, to benefit from the growth potential offered by stock investments.

(icon of) four puzzle pieces

IDS Mutual

Invests in a balance between common stocks and senior securities
(preferred stocks and bonds). Seeks a balance of growth of capital and current income.

(icon of) scale of justice

Growth investments

Funds in this group seek capital growth, primarily from common stocks. They are high risk mutual funds with a potential for high reward.

IDS Discovery Fund

Invests in small- and medium-size, growth-oriented companies emphasizing technological innovation and productivity enhancement. Buys and holds larger growth-oriented stocks.

(icon of) ship

IDS Strategy Aggressive Fund

Invests primarily in common stocks of companies that are selected for their potential for above-average growth. Above-average means that their growth potential is better, in the opinion of the portfolio's investment manager, than the Standard & Poor's
Corporation (S&P) 500 Stock Index.

(icon of) chess piece

IDS Growth Fund

Invests primarily in companies that have above-average potential for long-term growth as a result of new management, marketing opportunities or technological superiority.

(icon of) flower
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PAGE 32
IDS Global Growth Fund

Invests in stocks of companies throughout the world that are positioned to meet market needs in a changing world economy. These companies offer above-average potential for long-term growth.

(icon of) world

IDS New Dimensions Fund

Invests primarily in companies with significant growth potential due to superiority in technology, marketing or management. The fund frequently changes its industry mix.

(icon of) dimension

IDS Progressive Fund

Invests primarily in undervalued common stocks. The fund holds stocks for the long term with the goal of capital growth.

(icon of) shooting star

Specialty growth investment

This fund aggressively seeks capital growth as a hedge against inflation.

IDS Precious Metals Fund

Invests primarily in the securities of foreign or domestic companies that explore for, mine and process or distribute gold and other precious metals. This is the most aggressive and most speculative IDS mutual fund.

(icon of) cart of precious gems

For more complete information about any of these funds, including charges and expenses, you can obtain a prospectus by contacting your financial advisor or writing to American Express Shareholder Service, P.O. Box 534, Minneapolis, MN 55440-0534. Read it carefully before you invest or send money.

PAGE 33
Federal income tax information
IDS Discovery Fund, Inc.
___________________________________________________________________

The fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividend listed below was reported to you on a Form 1099-DIV, Dividends and Distributions, last
January. Shareholders should consult a tax adviser on how to report distributions for state and local purposes.

IDS Discovery Fund, Inc.
Fiscal year ended July 31, 1995

Capital gain distribution taxable as long-term capital gain.

Payable date             Per share

Dec. 30, 1994             $0.02507
Total distribution        $0.02507
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PAGE 34
Quick telephone reference

American Express Telephone Transaction Service
Redemptions and exchanges, dividend payments or reinvestments and automatic payment arrangements

National/Minnesota:  800-437-3133
Mpls./St. Paul area:  671-3800

American Express Shareholder Service
Fund performance, objectives and account inquiries
612-671-3733

TTY Service
For the hearing impaired
800-846-4852

American Express Infoline
Automated account information (TouchToneR phones only), including current fund prices and performance, account values and recent account transactions

National/Minnesota: 800-272-4445
Mpls./St. Paul area: 671-1630

AMERICAN
EXPRESS
FINANCIAL
ADVISORS


IDS Discovery Fund
IDS Tower 10
Minneapolis, MN  55440-0010

PAGE 35
STATEMENT OF DIFFERENCES

Difference                           Description

1)  The layout is different          1)  Some of the layout in the
    throughout the annual report.        annual report to
                                         shareholders is in two
                                         columns.

2)  Headings.                        2)  The headings in the
                                         annual report and
                                         prospectus are placed
                                         in blue strip at the top
                                         of the page.

3)  There are pictures, icons        3)  Each picture, icon and
    and graphs throughout the            graph is described in
    annual report and prospectus.        parentheses.

4)  Footnotes for charts and         4)  The footnotes for each
    graphs are described at              chart or graph are typed
    the left margin.                     below the description of
                                         the chart or graph.